EXHIBIT 10.32

                              CFI PROSERVICES, INC.
                           401(k) PROFIT SHARING PLAN

                                INTERIM AMENDMENT

          The CFI ProServices, Inc. 401(k) Profit Sharing Plan is hereby amended to reflect the changes made by the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, GATT and USERRA as follows:

                                       I.

          The following provisions of Basic Plan No. 03 are amended to read as follows:

        1.     Section 2.6 is hereby amended to read as follows:

                           "2.6 "ANNUAL COMPENSATION" shall mean all of the earnings which would be included in the Participant's Form W-2. For any self-employed individual covered under the Plan, Annual Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the applicable Plan Year.

                           Annual Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code covering Cafeteria Plans, Cash or Deferred Arrangements under 401(k) Plans, Salary Reduction Arrangements under Simplified Employee Pension Plans, and Tax-Sheltered Annuities.

                           The Annual Compensation of each Participant taken into account under the Plan for any year shall not exceed the OBRA '93 Annual Compensation limit of $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12

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         months,  over
         which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                           For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation limit set forth in this provision.

                           If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 Annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation limit is $150,000."

                  2._______Section 2.16(a) is hereby amended to read as follows:

                           "(a)  LEASED  EMPLOYEE.  The term  "Leased  Employee"
                  means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one-year, and such services are performed under primary direction or control of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

                           A Leased Employee shall not be considered an Employee
                  of the recipient if: (i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated Employer Contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the

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                  Employer  pursuant  to a  salary
                  reduction agreement which are excludable from the Employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the recipient's non-highly compensated work force."

                  3._______Section 2.19 is hereby amended to read as follows:

                           "2.19 "HIGHLY COMPENSATED EMPLOYEE." Effective for years beginning after December 31, 1996, the term "Highly Compensated Employee" means any Employee who (1) was as five percent owner at any time during the year or the preceding year, or (2) for the preceding year had compensation from the Employer in excess of $80,000 and, if the Employer so elects, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the base period is the calendar quarter ending September 30, 1996.

                           For this purpose, the applicable year of the Plan for which a determination is being made is called a "determination year" and the preceding 12-month period is called a "look-back" year.

                           A Highly Compensated Former Employee is based on the rules applicable to determining Highly Compensated Employees status as in effect for that determination year, in accordance with Section 1.414(q)-1T, A-4 of the Temporary Income Tax Regulations and Notice 97-75.

                           In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to
         Section 414(q) stated above are treated as having been in effect for years beginning in 1996."

                  4._______Section 5.2(d) is hereby amended to read as follows:

                           "(d)     ADP TEST FOR ELECTIVE DEFERRALS.

                                      (i)   GENERAL.    The   Actual    Deferral

                  Percentage   (hereinafter   "ADP")   for  a  Plan   Year   for
                  Participants  who are Highly  Compensated  Employees  for

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                  each
                  Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy the requirements of Section 401(k)(3) of the Code, as amended, including satisfaction of one of the following tests:

                                            a.  The  ADP  for a  Plan  Year  for
                           Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                                            b.  The  ADP  for a  Plan  Year  for
                           Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who were Non-Highly Compensated Employees in the prior Plan year by more than two percentage points.

                                     (ii) ACTUAL  DEFERRAL  PERCENTAGE.  "Actual
                  Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of
                  (a) the amount of Elective Deferrals actually paid over to the Trust on behalf of such Participant for the Plan Year to (b) the Participant's Annual Compensation for such Plan Year.

                                    (iii)  For the  first  Plan  Year  the  Plan
                  permits any Participant to make Elective Deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's Non-Highly Compensated Employees' ADP shall be three percent unless the Employer has elected to use the Plan Year's ADP for these Participants.

                                     (iv)  If  elected  by  the  Employer  in  a
                  amendment to the Plan, the ADP tests above will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees with the current Plan Year's ADP for Participants who are Non-Highly

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                  Compensated  Employees.
                  Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

                                      (v)  EXCESS   DEFERRALS   AND   CORRECTIVE
                  DISTRIBUTIONS UNDER ADP TEST. A corrective distribution of any Excess Deferrals (adjusted for any income or loss allocable thereto) shall be made to Highly Compensated Employees to whose account such Excess Deferrals were allocated for the preceding Plan Year no later than the end of the Plan Year following the Plan Year for which the Excess Deferrals were made. Excess Deferrals are allocated to the Highly Compensated Employees with the largest amounts of Employer Contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer Contributions and continuing in descending order until all the Excess Deferrals have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Deferrals.

                                    If the ADP test has not been  satisfied when
                  the actual deferral rates of the Highly Compensated Employee with the highest ratio has been reduced to equal the ratio of the Highly Compensated Employee with the next highest actual deferral ratio, then the process shall be repeated until the ADP test has been satisfied. The Excess Deferrals are to be distributed to those Highly Compensated Employees for whom a reduction is made in order to satisfy the ADP test.

                                    If such excess amounts are distributed  more
                  than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.

                                     (vi)   SPECIAL RULES FOR ADP TEST.

                                            a.  A   Participant   is  a   Highly
                           Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly

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                           Compensated
                           Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                                            b. The ADP for any  Participant  who
                           is a Highly Compensated Employee for the Plan Year and who is eligible to make Elective Deferrals (and receive Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferral (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. For Plan Years beginning after December 31, 1988, if a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                                            c.  In  the  event  that  this  Plan
                           satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected to use the Current Year Testing method. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year and use the same ADP testing method. For Plan Years beginning after December 31, 1988, an

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                           Employee  Stock  Ownership Plan may not be aggregated
                           with this Plan.

                                            To   the   extent   administratively
                           feasible, corrective distributions of Excess Deferrals shall be made within 2 1/2 months after the end of the Plan Year with respect to which the contribution was made in order to avoid a 10 percent penalty tax on the Employer. The amount of Excess Deferrals to be distributed pursuant to this section shall be reduced by the amount of: (a) any Excess Deferrals previously distributed to such Employee for the Employee's taxable year ending with or within the Plan Year; and (b) any Excess Deferral previously distributed.

                                    (vii)  DETERMINATION  OF ALLOCABLE INCOME OR
                  LOSS. Any distribution of Excess Deferrals which are caused by the application of the ADP test shall be adjusted for any income or loss allocable to such Excess Deferrals. The allocable income or loss allocated to each Participant shall be determined in the same manner as provided herein for determining the income or loss allocable to excess Elective Deferrals caused by the $7,000 (indexed) limit except that (a) the period shall be the plan year, and (b) if Qualified Matching Contributions or Qualified Nonelective Contributions, or both, are taken into account in the ADP test, then the Participant's Qualified Matching Contribution Account or Qualified Nonelective Contribution Account, or both if applicable, shall be combined with the Participant's Elective Deferral Account in making the determination. A reasonable method shall be used for computing the income allocable to Excess Deferrals which is used consistently for all
                  Participants and for all corrective distributions for such year, which is used for allocating income and earnings to Participant's accounts under Section 7 herein and does not result in discrimination in favor of Highly Compensated Employees. Income and loss allocable for the period from the end of such Plan Year to the date of distribution shall not be included.

                                     (viii)  ACCOUNTING  FOR  EXCESS  DEFERRALS.
                  Excess Deferrals which are caused by the application of the ADP test shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account

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                  (if  applicable) in proportion to the  Participant's  Elective
                  Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Deferrals
                  shall  be  distributed   from  the   Participant's   Qualified
                  Nonelective Contribution Account only to the extent that such Excess Deferrals exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

                                            a. For  purposes of  determining  if
                           the ADP test has been satisfied, corrective distributions of Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

                                            b. Employer shall  maintain  records
                           sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or

                           both, used in such test.

                                            c.   Actual   deferral   ratios  and
                           percentages   shall  be  calculated  to  the  nearest
                           one-hundredth of one percent of Annual Compensation.

                  5.       Section 5.6 is hereby amended to read as follows:

                           "5.6     ACP TEST FOR EMPLOYEE AND MATCHING
                                   CONTRIBUTIONS.

                                    (a) GENERAL. Employer Matching Contributions
                  and the allocation thereof must meet the Actual Contribution Percentage test (the "ACP" test). The ACP test is the same as the ADP test in Section 5.2(d) except that Employer Matching Contributions are tested instead of Employee Elective Deferrals and Qualified Employer Matching Contributions taken into account under the ADP test shall not be counted.

                                    (b) MULTIPLE USE LIMITATION.  If one or more
                  Highly Compensated Employees is included in the ADP test and in the ACP test, then the sum of the ADP and the ACP for those Highly Compensated Employees may not exceed the multiple use limitation. The multiple use limitation is the sum of:

                                              (i) 125  percent of the greater of
                           the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and

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                        (ii) The lesser of 200 percent or
two plus the lesser of such ADP or ACP.

                                    (c)     SPECIAL RULES FOR ACP TEST.

                                              (i)  A  Participant  is  a  Highly
                           Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                                             (ii) For  purposes of the ACP test,
                           the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each Plan.

                                            (iii)   If  a   Highly   Compensated
                           Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                                             (iv)  Multiple  Use: If one or more
                           Highly Compensated Employees participate in both a Cash or Deferred Arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the multiple use limit set forth in (b) above, then the ACP of those Highly Compensated Employees who also participate in a Cash or Deferred Arrangement will be reduced so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be

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                           treated as an Excess Aggregate Contribution.  The ADP
                           and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum
                           permitted   under  such  tests  for  the  Plan  Year.
                           Multiple use does not occur if either the ADP and ACP of the Highly Compensated Employees does not exceed
                           1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

                                             (iv) In the  event  that  this Plan
                           satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan.

                                            Any  adjustments  to the  Non-Highly
                           Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected to use the Current Year Testing method. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing method.

                                              (v) For  purposes  of  determining
                           the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

                                             (vi)   Employer    shall   maintain
                           records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective

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                           Contributions or Qualified Matching Contributions, or
                           both, used in such test.

                                    (D)     DEFINITIONS.

                                              (i)  "Aggregate  Limit" shall mean
                           the sum of (i) 125 percent of the greater OF THE ADP OF THE NON-HIGHLY COMPENSATED EMPLOYEES FOR THE PRIOR Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan YEAR BEGINNING WITH OR WITHIN THE PRIOR Plan Year of the CODA and (ii) the lesser of 200 percent or 2 plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "2 plus the" in "(ii)" if it would result in a larger Aggregate Limit. If the Employer has elected to use the Current Year Testing method, then, in calculating the Aggregate Limit for a particular Plan Year, the Non-Highly Compensated Employees' ADP and ACP for that Plan Year, instead of for the prior Plan Year, is used.

                                             (ii)     "Average      Contribution
                           Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

                                            (iii)   "Contribution    Percentage"
                           shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's compensation for the Plan Year. For purposes of the Participant's initial Plan Year of participation, Annual Compensation shall only be counted from the Participant's Entry Date.

                                             (iv)    "Contribution    Percentage
                           Amounts" shall mean the sum of the Employee Elective Deferrals, Employer Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions

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                           or   Matching   Contributions    allocated   to   the
                           Participant's Account which shall be taken into account in the year in which such forfeiture is
                           allocated.   Administrator   may  include   Qualified
                           Nonelective   Contributions   in   the   Contribution
                           Percentage Amounts. Administrator also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                                              (v) "Eligible  Participant"  shall
                           mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

                                             (vi) "Employee  Contribution" shall
                           mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                                            (vii) "Matching  Contribution" shall
                           mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a
                           Participant's Elective Deferral, under a plan maintained by the Employer."

                  6.       Section 5.7(a) is hereby amended to read as follows:

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                           "(a) GENERAL.  Excess Aggregate  Contributions,  plus
         any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.

                           Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions.

                           If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

                           "Excess  Aggregate  Contributions"  shall mean,  with
respect to any Plan Year, the excess of:

                                      (i) The aggregate Contribution  Percentage
                  Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                                     (ii) The  maximum  Contribution  Percentage
                  Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                                    Such determination shall be made after first
                  determining excess Elective Deferrals and then determining excess Employer Contributions."

                  7.       Section 5.7(b) is hereby amended to read as follows:

                    "(b) DISPOSITION OF EXCESS  EMPLOYER  CONTRIBUTIONS.  Excess
                         Employer Contributions and attributable earnings shall be distributed and forfeited as follows:

                                              (i)  The  vested  portion  of  the
                           excess amount shall be distributed to the Participant on whose behalf the contribution was made within the time limitations set forth in Section 5.3.

                                             (ii) The non-vested  portion of the
                           excess amount shall be forfeited and allocated in the manner provided in for Employer Matching
                           Contributions, except no such forfeiture shall be allocated to the account of any Highly Compensated Employee who incurred the forfeiture.

                                    Excess Employer  Contributions are allocated
                  to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Employer Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Employer Contributions. If such Excess Employer Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Employer Contributions shall be treated as annual additions under the Plan."

                  8.       Section 5.7(d) is hereby amended to read as follows:

                                    "(d) DETERMINATION OF INCOME OR LOSS. Excess
                  Employer Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Employer Contributions allocated to each Participant is the income or loss allocable to the Participant's Employee Contribution Account, Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution Account and Elective Deferral Account for the Plan Year and shall be determined under a reasonable method used consistently for all Participants and all corrective distributions, which is used for allocating income to Participant's accounts under Section 7 herein and does not result in discrimination in favor of Highly Compensated Employees."

                  9.       Section 5.13 is hereby amended to read as follows:

                         "5.13 ADDITIONAL  LIMITATIONS  REGARDING  SELF-EMPLOYED
                    PLANS. With respect to plans covering self-employed persons, the following additional limitations shall apply:

                                    (a) A partner's  cash or  deferred  election
                  must be made before the last day of the partnership's taxable year for which the Elective Deferral is made. For Plan Years beginning before January 1, 1992, the time for making such election must be before the due date (including extensions) for filing the partnership's tax return for its taxable year ending with or within the Plan year.

                                    (b) An Employer  Matching  Contribution made
                  on behalf of a partner with respect to the partner's Elective Deferrals shall be on behalf of the partner subject to all limitations imposed on Elective Deferrals, if the partnership deduction for the Matching Contribution is allocated to the partner for whom it is made."

                  10.      Section 10.4(b) is amended to read as follows:

                                    "(B)  THE  REQUIRED   BEGINNING   DATE.  The
                  required beginning date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a five percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                                              (i) Any Participant  attaining age
                           70 1/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2, (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

                                             (ii) Any Participant  attaining age
                           70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is a new annuity starting date upon recommencement.

                                            (iii) The  preretirement  age 70 1/2
                           distribution option is only eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70 1/2 and ends April 1 of the immediately following calendar year.

                                             (iv)   FIVE   PERCENT    OWNER.   A
                           Participant is treated as a five percent owner for purposes of this section if such Participant is a five percent owner as defined in Section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

                                              (v) Once  distributions have begun
                           to a five percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent owner in a subsequent year."

                  11.      Section 17.7 is amended to read as follows:

                           "17.7  LIQUIDATION OF PLAN AND TRUST.  If the Primary
         Employer elects to terminate the Plan and Trust, the Primary Employer shall direct Trustee to distribute the assets remaining in the Trust after payment of any expenses properly chargeable against the Trust to the Participants in the amounts credited to their accounts as of the date of such termination. If a Participant's Account balance under the Plan exceeds $3,500 and the Participant does not consent to an immediate distribution: (a) Administrator may purchase and distribute from a commercial provider an annuity contract for such Participant with the Participant's Account balance if an annuity option is otherwise available under the terms of this Plan; or (b) If the Employer has not elected an annuity option from a commercial provider in the Adoption Agreement (i) the Participant's Account may be transferred without the Participant's consent to another plan maintained by a Related Employer; or (ii) if no other plan is maintained by a Related Employer the Account may then be distributed to the Participant without the consent of the Participant; provided, however, Participant Elective Deferrals, Qualified Employer Matching Contributions, Qualified Employer Nonelective Contributions and income attributable thereto, may be distributed to Participants or their Beneficiaries, provided that neither the Employer or a Related Employer establishes or maintains a Successor Plan at the time of the termination of the Plan or within the period ending 12 months after the final distribution of assets. If Employer maintains a Successor Plan, the Participant's Accounts may be transferred to the Successor Plan. A "Successor Plan" means another defined contribution plan maintained by the same Employer, other than an ESOP, a Simplified Employee Pension Plan (as defined in Section 408(k) of the Code) or a SIMPLE IRA Plan (as defined in Section 408(p) of the Code). If fewer than two percent of the Eligible Employees under this Plan at the time of its termination, are or were eligible under the other defined contribution plan at any time during the 24-month period beginning 12 months before the time of termination, then the other plan is not treated as a "Successor Plan." A distribution made after March 31, 1988, pursuant to Plan termination, must be part of a lump-sum distribution to the Participant of his Plan Benefit."

                  12.      Section 19.1-4 is amended to read as follows:

                           "19.1-4 If pursuant to Section 19.1-3 or as a result of the allocation of forfeitures there is an Excess Amount, the excess will be disposed of as follows:

                                    (a)  Any  Nondeductible  Voluntary  Employee
                  Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be returned to the Participant;

                                    (b) If after the  application  of  paragraph
                  (a) an Excess Amount still exists, any Elective Deferrals (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant.

                                    (c) If after the  application  of  paragraph
                  (a), an Excess Amount still exists and the Participant is covered by this Plan at the end of the limitation year, the Excess Amount will be used to reduce Employer Contributions (including allocation of any forfeitures) for such Participants in the next limitation year, and each succeeding limitation year if necessary.

                                    (d) Neither the  Employer  nor any  Employee
                  may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (d).

                                    (e) If after the  application  of  paragraph
                  (a) an excess amount still exists and the Participant is not covered by this Plan at the end of the limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including allocation of any forfeitures) for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

                                    (f) If a suspense account is in existence at
                  any time during the limitation year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee Contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants."

                  13.      Section 19.5-4 is amended to read as follows:

                         "19.5-4 DEFINED CONTRIBUTION DOLLAR LIMITATION: $30,000
                    as adjusted pursuant to Section 415(d) of the Code and the Regulations thereunder."

                  14.      A new provision shall be added to read as follows:

                           "USERRA PROVISIONS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code."

                                       II.

                         This  amendment  shall be effective as of the first day
                    of the Plan Year beginning after December 31, 1996. DATED THIS 31ST day of December, 1999.

EMPLOYER:

CFI PROSERVICES, INC.

BY: \S\ ROBERT P. CHAMNESS
    ----------------------
    President